----------------------------------

                                                             FTI
                                              ----------------------------------

                                                            FUNDS
                                              ----------------------------------


                               SEMI-ANNUAL REPORT
                                 TO SHAREHOLDERS
                                  MAY 31, 1998



                            FTI SMALL CAPITALIZATION
                                                                     EQUITY FUND

                                                   FTI INTERNATIONAL EQUITY FUND

                                                     FTI INTERNATIONAL BOND FUND

                              FTI GLOBAL BOND FUND

EDGEWOOD SERVICES, INC.
-----------------------
Distributor


Cusip 302927108 SCEF
Cusip 302927207 IEF
Cusip 302927306 IBF
Cusip 302927405 GBF
G01710-01 (7/98)                                [LOGO]

PRESIDENT'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

I'm pleased to present the Semi-Annual Report to Shareholders for the FTI Funds. This Report covers activity over the first half of each Fund's fiscal year, which was the six-month period from December 1, 1997, through May 31, 1998.

First, you'll find a commentary by each Fund's portfolio manager, which covers economic and market conditions and their impact on Fund performance and strategy. After the commentary there is a complete list of each Fund's holdings and financial statements.

The following is a Fund-by-Fund summary of performance over the period.

FTI SMALL CAPITALIZATION EQUITY FUND

This Fund is managed to pursue a high level of growth through a diversified portfolio of small-company stocks. During the period, the Fund's performance, while positive, reflected the recent weakness in the small-capitalization market* compared to large-capitalization stocks. The Fund achieved a total return of 3.30%** through capital gains totaling $0.35 per share and a net asset value increase of $0.10. The Fund's net assets reached $46.3 million at the end of the period.

FTI INTERNATIONAL EQUITY FUND

Reflecting a significantly stronger European stock market, the Fund's portfolio of international stocks produced a total return of 27.55%** through $0.08 per share in income and an increase in net asset value of $3.26+. Net assets reached $65.1 million at the end of the period.

FTI INTERNATIONAL BOND FUND

This Fund's bond portfolio is diversified among government and corporate bonds across 14 countries+. During the period, international bond market returns were weak but positive. As a result, the Fund produced a total return of 3.33%** through a $0.31 increase in net asset value. This return was consistent with the total return of the overall international bond market. At the end of the period, the Fund's net assets totaled $4.4 million.

 * Small cap stocks have historically experienced greater volatility than average.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 + Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

FTI GLOBAL BOND FUND

At the end of the period, this Fund was invested in government and corporate bonds across 12 countries+, including the U.S., to pursue total return over the long term. The Fund achieved a total return of 3.77%** through a net asset value increase of $0.31 and dividends totaling $0.05 per share. Fund assets totaled $1.7 million on the last day of the period.

Thank you for putting your money to work in key financial markets through the diversification and professional management of the FTI Funds. We look forward to keeping you up-to-date on the details of your investment through the highest level of service possible.

Sincerely,

LOGO
President
July 15, 1998

 + Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

** Performance quoted represents past performance and is not indicative of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INVESTMENT REVIEW
--------------------------------------------------------------------------------

FTI SMALL CAPITALIZATION EQUITY FUND

PERFORMANCE

The FTI Small Capitalization Equity Fund ended the month of May with a net asset value ("NAV") per share of $14.47 and net assets of $46.3 million. The investment return for the Fund versus the Russell 2000 Growth Index* is shown below. The Fund out-performed its benchmark, the Russell 2000 Growth Index, by over 570 basis points for the 12 months ended May 31, 1998. The month of May had a substantial decline in technology stocks, which brought down the six-month performance numbers. This decline was driven by fears of the affect of Far Eastern problems on domestic high technology companies. The impact on the portfolio took the technology sector from 29% in April to 26% at the end of May.

         TOTAL RETURN                                                   ANNUALIZED
     AS OF MAY 31, 1998**            6 MONTHS          1 YEAR        SINCE INCEPTION
     --------------------            --------          ------        ---------------
FTI Small Capitalization Equity
  Fund                                 3.3%             21.5%             17.6%
Russell 2000 Growth Index              4.4%             15.8%             12.6%

Inception date is 12/22/95

 * The Russell 2000 Growth Index is represented by those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Indices are unmanaged and investments cannot be made in an index.

** Past performance is not indicative of future results. Investment return and principal value will fluctuate, so when shares are redeemed they may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains. Total returns would have been lower in the absence of temporary expense waivers or reimbursements.

--------------------------------------------------------------------------------

MARKET REVIEW

After a strong first quarter, the second quarter performance was weaker in consecutive months. The fears of the Asian problems causing earnings disruptions in technology companies caused the weakness to occur in areas that have little or no dependency on Far Eastern markets. The high quality consistent growth small-cap technology companies were affected by the pull-back just as much as the large-cap technology companies that had Far Eastern exposure. The two best performing stocks in the second quarter were both technology stocks; Realnetworks, up 54%, and Lernout & Hauspie Speech Products, up 41% (even after taking into account declines of 32% and 16%, respectively, during May 1998). The best performing area in the second quarter was the consumer sector, which represented 27% of the Fund.

The outlook for the high growth sector of the small cap market in 1998 is excellent. As can be seen from the charts below, the estimated growth rate for the stocks in the Russell 2000 Growth Index for 1998 (using IBES numbers) is 25.5% while the index is selling at 21.7X earnings. This compares very favorably with alternate investments domestically such as the Standard & Poor's 500 Index* ("S&P 500") which is estimated to have a 8.8% growth while selling at 22.1X earnings.

RUSSELL 2000 GROWTH
1998 AND 1999
PROJECTED PRICE TO EARNINGS AND EARNINGS PER SHARE GROWTH

     MEASUREMENT
       PERIOD
    (FISCAL YEAR
      COVERED)               P/E            EPS GROWTH
1998                               21.7              25.5
1999                               17.3              28.6

S&P 500
1998 AND 1999
PROJECTED PRICE TO EARNINGS AND EARNINGS PER SHARE GROWTH

     MEASUREMENT
       PERIOD
    (FISCAL YEAR
      COVERED)               P/E            EPS GROWTH
1998                               22.1               8.8
1999                               19.2              14.9

SOURCE: IBES ESTIMATES, AS OF MAY 31, 1998

  Small capitalization stocks are more volatile than large capitalization stocks. Past performance is not a guarantee of future results.

* The S&P 500 is an index consisting of common stocks of industrial, utility, transportation, and financial companies in the United States market. This index is unmanaged, and investments cannot be made in an index.

--------------------------------------------------------------------------------

INVESTMENT OUTLOOK AND STRATEGY

We continue to have a very positive outlook for the Fund and the small cap high growth sector. We find many companies that have a high growth rate and sell at a reasonable discount to that growth rate. There continues to be favorable demographics to positively impact the sector and cause new money to be invested in this area through increases in retirement savings and a desire for controlling risk through greater investment diversity.

The chart below shows the relative low cost of the small cap high growth market. This chart compares the Salomon Smith Barney Emerging Growth Index* and the S&P 500 price/earnings ratios on the following year's estimated earnings per share. Whenever the Salomon Smith Barney Emerging Growth Index and the S&P 500 price/earnings ratios on one year forward earnings sell close to parity, the small capitalization stocks have had a period of outperformance.

ATTRACTIVE CURRENT VALUATIONS

Salomon Smith Barney Emerging Growth Index versus the S&P 500.

Relative price/earnings ratios. Using Estimated earning per share one year forward.

1979                                            1.58
1980                                            1.57
1981                                            1.87
1982                                            1.83
1983                                            2.35
1984                                             1.7
1985                                            1.84
1986                                            1.63
1987                                            1.56
1988                                            1.49
1989                                            1.57
1990                                            1.33
1991                                            1.48
1992                                            1.26
1993                                            1.31
1994                                             1.5
1995                                            1.77
1996                                            1.75
1997                                            1.22
1998                                            1.18

* Salomon Smith Barney Emerging Growth Index is composed of companies that have between $100 million and $2 billion in market capitalization and all have earnings per share growth rates exceeding 20%; the Index is rebalanced at least once a year.

--------------------------------------------------------------------------------

Our strategy is to focus primarily on stock selection as the key to performance. We search for under-researched companies with excellent balance sheets, recurring revenues, franchise value, and strong committed managements that are likely to be paid for their performance in the stock of their company. The Fund is invested broadly across all sectors to diversify risk. We believe that the Fund is advantageously positioned to benefit from the positive forces in the U.S. economy in the latter half of 1998.

FTI SMALL CAPITALIZATION EQUITY FUND
SECTOR ALLOCATION AS OF MAY 31, 1998

SCIENCE & TECH.                           25.8
CONSUMER                                    27
ENERGY                                     5.2
FINANCIAL                                 14.4
INTER. & CAP. GOODS                          8
UTILITIES                                  5.6
DRUG & HEALTH                               14

                            TOP TEN EQUITY HOLDINGS

                COMPANY NAME                     COMPANY DESCRIPTION     % OF EQUITY PORTFOLIO
                ------------                     -------------------     ---------------------
International Isotopes Inc.                      Health Care                     2.15
Ciber Inc.                                       Technology                      2.06
Ameritrade Holding Corp.                         Financial                       1.96
Lemout & Hauspie Speech Products                 Technology                      1.94
Hanover Compressor Co.                           Oil Service                     1.76
Atwood Oceanics Inc.                             Oil Service                     1.76
Cambridge Technology Partners Inc.               Technology                      1.70
Safeguard Scientifics Inc.                       Technology                      1.66
Consolidated Graphics Inc.                       Consumer                        1.62
Maximus Inc.                                     Service                         1.62

INVESTMENT REVIEW
--------------------------------------------------------------------------------

FTI INTERNATIONAL EQUITY FUND

PERFORMANCE

The International Equity Fund ended May 1998 with an NAV per share of $15.46 and net assets of $65.1 million. The investment returns for the Fund versus the Morgan Stanley Capital International Europe, Australia, and Far East Index* ("MSCI EAFE") are shown below. The Fund experienced a period of strong returns on both an absolute basis and relative to the underlying index. The outperformance versus the benchmark during the past six months was attributable to several factors: 1) our overweight positions in Europe, particularly Italy, Ireland, and the Iberian peninsula, offset by being underexposed to Japan; 2) stock selection in the Netherlands, Spain, and the U.K.; and 3) the portfolio's Japanese yen hedges which increased in value as the yen continued to weaken. (Note: all returns herein refer to MSCI indices and are in U.S. dollars, unless otherwise noted)

                                             ANNUAL
TOTAL RETURN AS OF                1 YEAR      SINCE
  MAY 31, 1998**     6 MONTHS      1998     INCEPTION
  --------------     --------      ----     ---------
FTI INTERNATIONAL
  EQUITY FUND         27.6%       28.8%       20.8%
MSCI EAFE
  (INCLUDING NET
  DIVIDENDS)           16.1%      11.1%       9.6%
Inception date is 12/22/95

 * MSCI EAFE Index is a market capitalization-weighted foreign securities index, which is widely used to measure the performance of European, Australian and New Zealand, and Far Eastern stock markets. Indices are unmanaged and investments cannot be made in an index.

** Past performance is not indicative of future results. Investment return and principal value will fluctuate, so when shares are redeemed they may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains.

--------------------------------------------------------------------------------

MARKET REVIEW

The trends in international equity markets during the past six months are easily summarized; European strength, and continued weakness in Japan, Asia Pacific, and Latin America. EUROPEAN EQUITIES are in an investment "sweet spot," and although a pullback after the 29.7% gain during this period is entirely possible, the long term fundamentals clearly favor the region. Having been led by export growth, the economic recovery is accelerating and is now spilling over to the domestic sectors, with consumers starting to spend. Low interest rates continue to support equities, and while valuations may be somewhat stretched, local investors appear to be underestimating two key factors. The first is the positive impact that accelerating economic growth will have on corporate earnings. The second has been one of the major drivers of the 1990's U.S. bull market: the magnitude and duration of inflows into investment funds by individual investors. Europe is quickly becoming more Anglo-Saxon in its approach to financial markets. This is seen in corporations' newly found focus on restructuring and increasing shareholder value, as well as an increase in retail ownership of equities. The portfolio is positioned to exploit these trends, investing in financial services companies (FORENINGSSPARBANKEN, CREDITO ITALIANO, BANK OF IRELAND), as well as companies that are going through positive restructuring (AKZO NOBEL, HENKEL).

While European markets are bolstered by strong fundamentals, the converse is true for JAPANESE EQUITIES, which declined 9.5% over the past six months. The problems in Japan are fairly well documented. Tax hikes, the Asian implosion in the second half of 1997, and an unstable banking system have all contributed to Japan's current economic downturn and further yen weakness. Recently released figures revealed a gross domestic product ("GDP") decline of 3.5% during the first quarter of calendar 1998, leading to further yen weakness. Japan's problems would be challenging enough for most governments, let alone one in which the political machine has made it difficult to make substantial and far reaching structural changes. The bank rescue package, while providing stability in the short term, failed to provide a backdrop to stimulate lending growth. The real concern in the marketplace presently, is what the government can do to spur economic growth. Interest rates are already close to 0%, and the government has announced fiscal stimulus packages greater than $100 billion, yet the yen continues to weaken and consumers show no willingness to start spending. Time is needed to judge the success of the recent joint Federal Reserve Bank--Bank of Japan ("Fed-BOJ") intervention to stop the deterioration of the yen, however, without a credible and substantial fiscal plan from Tokyo, the yen's recent rebound is likely to be short lived. In the current investment environment, our policy remains the same; we continue to focus on export plays that are beneficiaries of the weak yen and are less dependent on the Japanese economy (CANON, SONY).

Much to our surprise, some of the ASIAN MARKETS started 1998 with strong currency and equity rallies. Investors had apparently decided the worst was over after last year's turmoil. Expecting much greater economic pain to come, we viewed the rallies as premature, hesitating to increase exposure to the region. As economic data was released during the ensuing months, investors began to see the impact of currency weakness and high interest rates in the region. Markets have since come full circle, declining 11.4% over the past six months. Looking forward, the region must continue to grapple with high interest rates and their impact on excessive public and corporate debt levels, as well as stopping the deterioration in consumer sentiment. Of key interest for investors in the region is the direction of the yen. If the recent Fed-BOJ intervention is unsuccessful, China and Hong Kong may be forced to devalue, an event which would undoubtedly lead to another round of currency weakness

--------------------------------------------------------------------------------

throughout all global emerging markets. With so much uncertainty, we maintained minimal exposure to the region, focusing on higher quality defensive companies (HSBC, TELSTRA).

Though not plagued by all of Asia's problems, LATIN AMERICAN EQUITIES fell in sympathy during the past six months, declining 9.1%. The fundamentals in Latin America are relatively strong versus their Asian counterparts, with Argentina and Mexico still growing at a respectable pace. To date, Brazil has been able to defend its currency, but the high interest rates required have taken their toll on the domestic economy. We still find attractive values in these markets, however, currency and political risks are higher and warrant a relatively cautious investment stance in the near term. We maintained our exposure to the region in defensive sectors such as public utilities and beverages (TELECOM, ARGENTINA, PANAMCO).

INVESTMENT OUTLOOK AND STRATEGY

As highlighted above, European and U.K. equities offer the most attractive investment opportunities. The combination of an accelerating domestic economic recovery, low and stable interest rates, and the development of an Anglo-Saxon equity culture (from the corporate as well as the individual sector) is supporting what should be the continuation of a multi-year bull market in European equities. The attractiveness of these markets is even more apparent when compared to Japan and Asia Pacific. Our opinion would change if the recently announced pledge by the Japanese government to spur economic growth and address the banking system's bad debt levels was more than just talk. Over the past several years, Japanese politicians have consistently demonstrated an inability to deliver on their promises. This time, the verdict is still out; we would like to buy the market, but need to see more proof before changing our investment stance.

FTI INTERNATIONAL EQUITY FUND--MAY 31, 1998
--------------------------------------------------------------------------------

                              REGIONAL ALLOCATION

EUROPE                               50
CASH                                  5
LATAM/OTHER                           4
ASIA PACIFIC                          4
JAPAN                                12
U.K./IRELAND                         25

    MEASUREMENT PERIOD
  (FISCAL YEAR COVERED)            0
EUROPE                                    -2
U.K./IRELAND                               4
JAPAN                                     -9
ASIA PACIFIC                              -2
LATAM/OTHER                                5
CASH                                       5
0

                               SECTOR ALLOCATION

FINANCIALS                           28
TRANSPORT.                            0
INTER. & CAP. GOODS                  20
SCIENCE & TECH.                      16
DRUG & HEALTH                         6
CONSUMER                             17
ENERGY                                2
UTILITIES                             9

    MEASUREMENT PERIOD
  (FISCAL YEAR COVERED)            0
FINANCIAL                                  3
UTILITIES                                  2
ENERGY                                    -3
CONSUMER                                  -5
DRUGS/HEALTH                              -2
SCIENCE/TECH                               4
INT/CAPGOODS                               2
TRANSPORTATION                            -2
0

--------------------------------------------------------------------------------

                             TOP REGIONAL HOLDINGS

       REGION                        COMPANY                        SECTOR         % OF PORTFOLIO
       ------                        -------                        ------         --------------
U.K./IRELAND           Misys                                 Technology Services         3.8
                       Compass                               Services                    2.9
EUROPE                 Phillips Electronics                  Electronics                 2.6
                       Credito Italiano                      Banking                     2.6
JAPAN                  Canon Inc.                            Technology                  2.1
                       Sony                                  Electronics                 1.8
ASIA PACIFIC           HSBC                                  Banking                     0.8
                       Cheung Kong                           Real Estate                 0.7
LATIN AMERICA          Telecom Argentina                     Telecommunications          1.3
                       Companhia Energetica de Minas Gerias  Electricity                 1.2

INVESTMENT REVIEW
--------------------------------------------------------------------------------

FTI INTERNATIONAL BOND FUND
FTI GLOBAL BOND FUND
PERFORMANCE

The investment returns for the FTI International Bond Fund and the FTI Global Bond Fund versus the Salomon Brothers Non-U.S. World Government Bond Index* and the Salomon Brothers World Government Bond Index,* respectively, are shown below. For the six months ended May 31, 1998, the Global Bond Fund outperformed its benchmark by 1.4% while the International Bond Fund outperformed by 1.9% (in both cases after expenses). The relative outperformance (before expenses) was due to two primary factors: 1) underweighted exposure to the Japanese yen, which fell 8.5% during the period under review; and 2) the overweighted interest rate exposure (duration), which boosted returns as bond yields fell.

         TOTAL RETURN                                   ANNUAL RETURN
     AS OF MAY 31, 1998**       6 MONTHS   1 YEAR      SINCE INCEPTION
     --------------------       --------   ------      ---------------
FTI INTERNATIONAL BOND FUND       3.3%      2.7%            0.6%
SALOMON NON-US WGBI               1.4%      2.5%            3.0%
FTI GLOBAL BOND FUND              3.8%      6.1%            3.4%
SALOMON WGBI                      2.3%      5.4%            7.7%
Inception date is 12/22/95

 * The Salomon World Government Bond Index and Salomon Non-US World Government Bond Index are market capitalization-weighted indices consisting of government bond markets of the following countries: Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden, and the United Kingdom (collectively the "WGBI Countries"), and are stated in US dollar terms. The Salomon World Government Bond Index also includes US Government Bonds. Indices are unmanaged and investments cannot be made in an index.

** Past performance is not indicative of future results. Investment return and principal value will fluctuate, so when shares are redeemed they may be worth more or less than their original cost. Total return represents the change in the value of an investment after reinvesting all income and capital gains.

--------------------------------------------------------------------------------

MARKET REVIEW

Without doubt, the dominant influence in global financial markets for the past six months has been the unraveling of the Asian "economic miracle." During this period, economic developments in the U.S. and Europe, which tend to dominate trends in global fixed income markets, have been largely overlooked as the Asian crisis continued to unfold. This occurred for two reasons. First there was growing recognition by central bankers that the impact of the Asian currency collapses would have a restraining impact on economic growth and inflation, which persuaded them against raising interest rates, even as domestic demand growth accelerated. Second, a large flow of flight capital out of Asia buoyed bond prices in the developed markets. As the crisis spread from Thailand to Korea to Indonesia, more and more investors fled these and other emerging markets in favor of the U.S. and European bond markets.

A diagnosis of the causes of the Asian crisis could fill many volumes. In the International Monetary Fund's ("IMF") view, "changes in market sentiment played a large role in bringing the crisis to a head and in determining the course of contagion". By the beginning of the period under review, virtually all of Asia's pegged currency regimes had been obliterated, promoting large currency devaluations. (Hong Kong's currency board enabled it to successfully defend its exchange rate while the inconvertibility of the Chinese renmimbi prevented speculators from forcing a devaluation). In many of the countries central bank reserves were substantially below the levels of short term external debt forcing countries such as Korea, Indonesia and Thailand to reschedule much of the maturing debt, and to borrow from the IMF and other multilateral sources to replenish central bank reserves and shore up their battered banking systems.

The second phase of the Asian crisis was prompted by the dramatic worsening of economic conditions in Japan. The financial sector, already under pressure from continued falls in asset prices and over-capacity, now had to contend with large losses on Asian loan portfolios. Meanwhile the continued restructuring of the Japanese corporate sector was leading to higher unemployment, falling consumer and business confidence, and plunging retail sales. The Bank of Japan continued to inject much needed liquidity into the financial system, which put further pressure on the yen. One round of currency intervention, accompanied by the announcement of a new government spending package, led to a short term retracement of part of the yen's decline, before falling to an eight year low against the dollar. As the yen fell, concerns mounted that a further yen depreciation would force a devaluation of the Hong Kong dollar and Chinese renmimbi, escalating the crisis to new heights. Asian currencies and stock markets fell to new lows, prompting further flights of capital to the relative safety of the developed bond markets. In Japan, bond yields continued to fall to new lows, with ten-year yields falling below 1.5%. We continued to be very underweight in Japanese government bonds, although the drag on performance this brought was more than offset by our small exposure to the yen.

Meanwhile other economies reliant on short term foreign capital experienced large outflows and pressure on their exchange rates. These pressures were further exacerbated by large falls in the price of oil and other commodities. Most emerging bond and currency markets fell sharply as foreign investors fled. We eliminated exposure in Mexico (at a small profit) and hedged most of our 2% position in South African bonds (our only remaining local currency emerging market exposure).

--------------------------------------------------------------------------------

As the crisis intensified and the outlook for U.S. economic growth changed accordingly, we further increased our exposure to the U.S. market (in the Global Bond Fund). In Europe, the Council of Ministers paved the way for Monetary Union to begin in January 1999, with eleven countries as founder members. This had little market impact and had been widely expected. Deadlines in European bond yields outpaced U.S. yield declines, in part because U.S. treasuries had already benefitted from a "flight to quality" before the beginning of the period under review. U.K. bonds outperformed most of the rest of Europe, despite further interest rate increases by the Bank of England. Instead, markets were attracted to the highest yields available in any developed European market with an increasingly credible central bank. We increased our already overweighted exposure to 12% in the Global Bond Fund and 23% in the International Bond Fund.

INVESTMENT OUTLOOK AND STRATEGY

For the foreseeable future, events in Asia are likely to dominate financial markets. The restructuring of Asia's economies will continue to restrain growth in the rest of the world. There is clearly a risk that a further weakening of the yen will prompt a Chinese and Hong-Kong devaluation--the question seems to be if, not when. Until the Japanese economy revives, the crisis is likely to drag on. It is encouraging that the Japanese government is at last taking measures to revive its financial system, but this is a slow process, which in the near term could prompt further currency weakness.

In the U.S., while consumer demand continues to be very robust, there are clear signs that corporate America is feeling the draft from Asia. U.S. corporate profits, after five years of strong double digit growth, have fallen 10% over the past six months, even as the economy was growing above 4% at an annualized pace.

Throughout this expansion, strong corporate cashflows have helped to fund investment spending. We therefore expect a slowdown in this important component of growth in the coming months. Additionally, business inventories are raising at the fastest pace since early 1995, when a large inventory liquidation cycle prompted a "soft landing" which saw the Federal Reserve Board cut interest rates by 0.75%. With exports likely to remain a significant drag on the economy, consumer spending will need to be very strong for the economy to continue growing at its recent pace. More likely, growth will slow to a 1% to 2% pace in the second half of 1998. Against the background of a still volatile Asia, therefore, the U.S. market remains an attractive bond market to own. With European growth slowing following a strong first quarter, and budget deficits under control, yields should fall further, and in particular in the U.K. market.

At some point, we are likely to see some bargains in emerging markets, and we will be watching closely for such opportunities. In the meanwhile we see further weakness. Those markets where governments have been quick to respond to recent market events, such as Mexico, will be the first to recover.

FTI SMALL CAPITALIZATION EQUITY FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                          VALUE
----------------------------------------------------------
             COMMON STOCKS--95.3%
             AEROSPACE & DEFENSE--1.3%
    22,500   AAR Corp.                         $   594,843
                                               -----------
             BANKING--0.5%
     7,750   Texas Regional Bancshares, Inc.,
               Class A                             248,000
                                               -----------
             BASIC INDUSTRY--3.1%
    15,000   (a)AgriBioTech, Inc.                  289,687
    12,200   Minerals Technologies, Inc.           645,837
    19,300   Schnitzer Steel Industries,
               Inc., Class A                       495,768
                                               -----------
             Total                               1,431,292
                                               -----------
             BASIC MATERIALS--3.0%
     8,000   Aptargroup, Inc.                      518,500
    21,000   (a)CompX International, Inc.          488,250
    10,000   Kaydon Corp.                          394,375
                                               -----------
             Total                               1,401,125
                                               -----------
             CAPITAL GOODS--0.7%
    13,000   (a)JLK Direct Distribution,
               Inc., Class A                       305,500
                                               -----------
             COMMERCIAL SERVICES--3.0%
    14,000   (a)Consolidated Graphics, Inc.        716,625
    20,000   (a)On Assignment, Inc.                675,000
                                               -----------
             Total                               1,391,625
                                               -----------
             COMPUTER SOFTWARE--10.7%
    14,000   (a)CBT Group PLC, ADR                 696,500
    28,400   (a)Ciber, Inc.                        910,575
    16,000   (a)Cognicase, Inc.                    246,000
    23,000   (a)Discreet Logic, Inc.               322,000
    18,400   (a)DocuCorp International, Inc.       140,300
    15,000   (a)HNC Software                       518,438
    30,000   (a)Intersolv, Inc.                    431,250
    16,000   (a)Lernout and Hauspie Speech
               Products N.V.                       858,000
    19,500   (a)RealNetworks, Inc.                 450,937
    75,000   (a)Santa Cruz Operation, Inc.         370,275
                                               -----------
             Total                               4,944,275
                                               -----------
             COMPUTERS--0.5%
     6,000   (a)Transaction Systems
               Architects, Inc., Class A           243,000
                                               -----------
             CONSULTING SERVICES--2.6%
    15,000   (a)Cambridge Technology
               Partners, Inc.                      752,343
    16,500   (a)Metzler Group, Inc.                460,968
                                               -----------
             Total                               1,213,311
                                               -----------

----------------------------------------------------------
  SHARES                                          VALUE
             COMMON STOCKS (continued)
             CONSUMER NON-DURABLES--2.6%
    16,000   (a)Helen of Troy Ltd.             $   306,000
    22,900   (a)Omega Protein Corp.                374,988
    14,500   (a)Twinlab Corp.                      538,313
                                               -----------
             Total                               1,219,301
                                               -----------
             EDUCATION--1.3%
    15,000   (a) DeVRY, Inc.                       597,188
                                               -----------
             ENERGY--2.4%
    30,000   (a)Hanover Compressor Co.             778,125
    15,000   (a)Tuboscope Vetco International
               Corp.                               339,375
                                               -----------
             Total                               1,117,500
                                               -----------
             ENVIRONMENTAL CONTROL--1.1%
    23,000   (a)Tetra Tech, Inc.                   506,000
                                               -----------
             FINANCIAL SERVICES--7.5%
    20,000   (a)Americredit Corp.                  652,500
    30,000   (a)AmeriTrade Holding Corp.,
               Class A                             866,250
    12,000   CCA Prison Realty Trust               375,750
    11,800   (a)First Alliance Corp.               126,850
    25,000   (a)Franchise Mortgage Acceptance
               Co. LLC                             550,000
    10,000   (a)Silicon Valley Bancshares          327,500
    24,500   (a)Wilshire Financial Services
               Group                               575,750
                                               -----------
             Total                               3,474,600
                                               -----------
             FOOD & BEVERAGE--3.3%
    16,000   (a)Beringer Wine Estates
               Holdings, Inc., Class B             682,000
     9,000   (a)Mondavi Robert Corp., Class A      320,625
     9,000   (a)Suiza Foods Corp.                  525,938
                                               -----------
             Total                               1,528,563
                                               -----------
             FOREST PRODUCTS--0.8%
    20,000   Universal Forest Products, Inc.       343,750
                                               -----------
             FUNERAL SERVICES--0.8%
    15,700   (a)Equity Corp. International         372,875
                                               -----------
             HEALTHCARE--10.7%
    40,000   (a)American Oncology Resources,
               Inc.                                510,000
    12,100   (a)Curative Technologies, Inc.        340,313
    30,000   (a)Fuisz Technologies Ltd.            352,500
    34,000   (a)Gentle Dental Service Corp.        369,750
    14,000   (a)Incyte Pharmaceuticals, Inc.       514,063
    40,000   (a)International Isotopes, Inc.       950,000

FTI SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                          VALUE
----------------------------------------------------------
             COMMON STOCKS (continued)
             HEALTHCARE (continued)
    19,500   (a)Jones Pharmaceutical, Inc.     $   599,625
    15,000   (a)RehabCare Group, Inc.              389,063
    22,900   (a)Respironics, Inc.                  376,407
    15,000   (a)SPONSORED ADR                      555,000
                                               -----------
             Total                               4,956,721
                                               -----------
             INSURANCE--3.7%
    18,000   Arm Financial Group, Inc, Class
               A                                   367,875
    10,500   Executive Risk, Inc.                  660,844
     2,500   (a)Markel Corp.                       432,031
     3,600   Transatlantic Holdings, Inc.          269,325
                                               -----------
             Total                               1,730,075
                                               -----------
             MANUFACTURING--1.6%
    20,000   (a)Berg Electronics Corp.             412,500
     5,500   Borg-Warner Automotive, Inc.          313,500
                                               -----------
             Total                                 726,000
                                               -----------
             MEDICAL SUPPLIES--1.1%
     6,900   (a)Lincare Holdings, Inc.             517,500
                                               -----------
             OIL--2.5%
    15,000   (a)Atwood Oceanics, Inc.              776,250
    25,000   (a)Transmontaigne Oil Co.             404,688
                                               -----------
             Total                               1,180,938
                                               -----------
             PRODUCER MANUFACTURING--2.0%
    20,000   (a)Cable Design Technologies,
               Class A                             471,250
    16,000   (a)MotivePower Industries, Inc.       443,000
                                               -----------
             Total                                 914,250
                                               -----------
             REAL ESTATE--0.5%
    14,500   Cornerstone Properties, Inc.          253,750
                                               -----------
             SECURITIES--1.4%
    14,500   Jefferies Group, Inc.                 672,438
                                               -----------
             SERVICES--11.9%
     5,000   (a)Applied Graphics
               Technologies, Inc.                  241,250
    20,000   (a)Bally Total Fitness Holding
               Corp.                               645,000
    12,700   (a)Charles River Associates,
               Inc.                                322,263
    15,000   (a)Industri-Matematik
               International Corp.                 240,938
    27,000   (a)Maximus, Inc.                      715,500
    17,500   (a)Peterson Cos., Inc.                430,938
    24,600   (a)Profit Recovery Group
               International, Inc.                 602,700

----------------------------------------------------------
SHARES OR
PRINCIPAL
  AMOUNT                                          VALUE
             COMMON STOCKS (continued)
             SERVICES (continued)
    30,000   (a)Provant, Inc.                  $   596,250
     5,000   (a)Quintiles Transnational Corp.      243,125
     2,200   Regis Corp. Minnesota                  61,600
    15,000   (a)Renters Choice, Inc.               399,375
    10,000   (a)Romac International, Inc.          281,875
    18,000   (a)THINK New Ideas, Inc.              360,000
    15,000   (a)Wackenhut Corrections Corp.        363,750
                                               -----------
             Total                               5,504,564
                                               -----------
             TECHNOLOGY--8.7%
    15,000   (a)Aspen Technologies, Inc.           667,969
    16,000   (a)Brightpoint, Inc.                  253,000
    15,000   (a)Genesys Telecommunications
               Laboratories, Inc.                  430,313
    15,500   Henry Jack & Associates, Inc.         505,688
    30,000   (a)NewsEdge Corp.                     345,000
    22,000   (a)PsiNet, Inc.                       236,500
    17,000   (a)Safeguard Scientifics, Inc.        732,060
    20,000   (a)Sequent Computer System, Inc.      331,240
    10,000   (a)Uniphase Corp.                     510,000
                                               -----------
             Total                               4,011,770
                                               -----------
             TELECOMMUNICATIONS--6.0%
    30,000   (a)Capstar Broadcasting Corp.,
               Class A                             570,000
    14,000   (a)Global TeleSystems Group,
               Inc., ADR                           536,375
    16,200   (a)IXC Communications, Inc.           706,219
     8,000   (a)Jacor Communications, Inc.,
               Class A                             423,000
    22,000   (a)Primus Telecommunications
               Group, Inc.                         407,000
     8,900   (a)Telegroup, Inc.                    117,925
                                               -----------
             Total                               2,760,519
                                               -----------
             TOTAL COMMON STOCKS (identified
               cost $37,320,999)                44,161,273
                                               -----------
             (B)REPURCHASE AGREEMENT--2.3%
$1,069,000   J.P. Morgan & Co., Inc., 4.45%,
               dated 5/29/1998, due 6/1/1998
               (at amortized cost)               1,069,000
                                               -----------
             TOTAL INVESTMENTS (identified
               cost $38,389,999)(c)            $45,230,273
                                               ===========

FTI SMALL CAPITALIZATION EQUITY FUND
--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $38,389,999. The net unrealized appreciation of investments on a federal tax basis amounts to $6,840,274 which is comprised of $8,584,673 appreciation and $1,744,399 depreciation at May 31, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($46,344,643) at May 31, 1998.

The following acronyms are used throughout this portfolio:

ADR -- American Depository Receipt

LLC -- Limited Liability Corporation

PLC -- Public Limited Company

(See Notes which are an integral part of the Financial Statements)

FTI INTERNATIONAL EQUITY FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

  SHARES                                          VALUE
----------------------------------------------------------
             COMMON STOCKS--91.3%
             ARGENTINA--1.3%
    27,700   Telecom Argentina SA, ADR         $   858,700
                                               -----------
             AUSTRALIA--1.3%
   173,000   Telstra Corp. Ltd.                    407,363
    68,400   Westpac Banking Corp. Ltd.            451,915
                                               -----------
             TOTAL AUSTRALIA                       859,278
                                               -----------
             BRAZIL--2.4%
    23,986   Companhia Energetica de Minas
               Gerais, ADR                         785,152
     7,000   Telecomunicacoes Brasileiras SA,
               ADR                                 746,375
                                               -----------
             TOTAL BRAZIL                        1,531,527
                                               -----------
             DENMARK--1.6%
    20,500   ISS International Service, Class
               B                                 1,055,473
                                               -----------
             FINLAND--0.8%
    16,500   Metra OY, Class B                     535,467
                                               -----------
             FRANCE--6.3%
    12,000   AXA                                 1,365,870
    13,300   (a)SGS-Thomas Microelectronics
               N.V.                              1,071,914
    14,100   Scor SA                               888,467
     6,127   Total SA-B                            760,883
                                               -----------
             TOTAL FRANCE                        4,087,134
                                               -----------
             GERMANY--6.5%
     4,700   Adidas AG                             829,760
    11,900   Bayerische Vereinsbank AG,
               Munich                              997,086
     2,420   Buderus AG                          1,193,555
     9,800   Siemens AG                            632,736
     8,700   Veba AG                               571,467
                                               -----------
             TOTAL GERMANY                       4,224,604
                                               -----------
             HONG KONG--2.0%
    83,000   (a)Cheung Kong                        448,793
    21,569   HSBC Holdings PLC                     523,290
   194,000   (a)New World Infrastructure           342,986
                                               -----------
             TOTAL HONG KONG                     1,315,069
                                               -----------
             IRELAND--3.4%
    91,976   Bank of Ireland                     1,736,592
     7,900   (a)Elan Corp. PLC, ADR                483,381
                                               -----------
             TOTAL IRELAND                       2,219,973
                                               -----------

----------------------------------------------------------
  SHARES                                          VALUE
             COMMON STOCKS (continued)
             ITALY--8.1%
   298,000   Credito Italiano                  $ 1,662,053
    98,000   Eni Spa                               692,912
   584,000   Parmalat Finanziaria SPA            1,219,158
   160,600   Telecom Italia Mobile SPA             949,623
   101,000   Telecom Italia SPA                    763,245
                                               -----------
             TOTAL ITALY                         5,286,991
                                               -----------
             JAPAN--11.8%
    34,000   Banyu Pharm                           409,012
    58,000   Canon, Inc.                         1,382,049
    23,540   Circle K Japan Co. Ltd.               865,179
    15,000   Fuji Machine Manufacturing Co.        395,335
    59,000   Matsushita Electric Industrial
               Co.                                 924,471
   131,000   Ngk Spark Plug Co.                  1,041,454
    11,000   Rohm Co.                            1,143,765
    14,000   Sony Corp.                          1,182,757
    62,000   Sumitomo Trust & Banking              326,363
                                               -----------
             TOTAL JAPAN                         7,670,385
                                               -----------
             MEXICO--1.0%
    20,000   Pan American Beverage, Class A        676,250
                                               -----------
             NETHERLANDS--6.3%
     3,600   Akzo Nobel N.V.                       752,204
    24,043   ING Groep, N.V.                     1,651,047
    17,800   Philips Electronics N.V.            1,691,445
                                               -----------
             TOTAL NETHERLANDS                   4,094,696
                                               -----------
             NEW ZEALAND--0.4%
    27,100   Tranz Rail Holdings Ltd., ADR         238,819
                                               -----------
             PORTUGAL--3.0%
    39,700   Banco Commercial Portugues,
               Class R                           1,314,567
    11,900   Portugal Telecom SA, ADR              627,725
                                               -----------
             TOTAL PORTUGAL                      1,942,292
                                               -----------
             SPAIN--4.2%
    30,100   Banco de Santander                  1,515,427
    27,000   Sol Melia SA                        1,245,332
                                               -----------
             TOTAL SPAIN                         2,760,759
                                               -----------
             SWEDEN--5.9%
    15,000   Assa Abloy AB                         587,575
    54,300   Mandamus AB                            17,321
    30,700   SSAB Svenskt Stal AB, Class B         593,451
    54,300   Sparbanken Sverige (SwedBank)       1,631,640
    35,800   Telefonaktiebolaget LM Ericsson     1,020,926
                                               -----------
             TOTAL SWEDEN                        3,850,913
                                               -----------

FTI INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

  SHARES                                          VALUE
----------------------------------------------------------
             COMMON STOCKS (continued)
             SWITZERLAND--3.5%
     1,660   Adecco SA                         $   683,496
       416   Novartis AG                           704,238
       510   Schindler Holding AG                  876,105
                                               -----------
             TOTAL SWITZERLAND                   2,263,839
                                               -----------
             UNITED KINGDOM--21.5%
   124,000   Amvescap PLC                        1,327,580
   162,364   British Aerospace                   1,439,978
    90,000   Compass Group                       1,866,863
    66,000   Hays PLC                            1,206,797
    78,520   Lloyds TSB Group PLC                1,140,755
    41,048   Misys PLC                           2,477,937
    66,237   Siebe PLC                           1,660,639

----------------------------------------------------------
SHARES OR
PRINCIPAL
  AMOUNT                                          VALUE
             COMMON STOCKS (continued)
             UNITED KINGDOM (continued)
   134,395   Smithkline Beecham Corp.          $ 1,456,432
   202,000   Williams Holdings PLC               1,451,679
                                               -----------
             TOTAL UNITED KINGDOM               14,028,660
                                               -----------
             TOTAL COMMON STOCKS (identified
               cost $45,929,128)                59,500,829
                                               -----------
             PREFERRED STOCKS--3.7%
             GERMANY--3.7%
     5,100   Fresenius AG, Pfd.                  1,097,604
    14,500   Henkel KGAA, Pfd.                   1,300,266
                                               -----------
             TOTAL PREFERRED STOCKS
               (identified cost $1,886,684)      2,397,870
                                               -----------
             (B)REPURCHASE AGREEMENT--4.5%
$2,941,000   J.P. Morgan & Co., Inc., 4.45%,
               dated 5/29/1998, due 6/1/1998
               (at amortized cost)               2,941,000
                                               -----------
             TOTAL INVESTMENTS (identified
               cost $50,756,812)(c)            $64,839,699
                                               ===========

(a) Non-income producing security.

(b) The repurchase agreement fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(c) The cost of investments for federal tax purposes amounts to $50,756,812. The net unrealized appreciation of investments on a federal tax basis amounts to $14,082,887 which is comprised of $15,749,226 appreciation and $1,666,339 depreciation at May 31, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($65,131,406) at May 31, 1998.

The following acronym(s) are used throughout this portfolio:

ADR  -- American Depository Receipt
PLC  -- Public Limited Company
SA   -- Support Agreement
SPA  -- Standby Purchase Agreement

(See Notes which are an integral part of the Financial Statements)

FTI INTERNATIONAL BOND FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

  FOREIGN
  CURRENCY
 PAR AMOUNT                                       VALUE
OR PRINCIPAL                                     IN U.S.
   AMOUNT                                        DOLLARS
----------------------------------------------------------
               CORPORATE BONDS--18.3%
               CAYMAN ISLANDS--1.5%
     40,000    BA Credit Card Corp., 7.125%,
                 9/15/2002                      $   66,397
                                                ----------
               GERMANY, FEDERAL REPUBLIC
                 OF--5.9%
180,000,000    (a)Bayerische Landesbank
                 Girozentrale, Unsub., 7.50%,
                 2/11/1999                         104,040
 23,300,000    (b)Deutsche Siedlungs LB, Deb.,
                 8.75%, 10/14/1998                 155,955
                                                ----------
               TOTAL                               259,995
                                                ----------
               JAPAN--3.6%
 20,000,000    Export-Import Bank Japan,
                 Foreign Gov't. Guarantee,
                 2.875%, 7/28/2005                 159,398
                                                ----------
               SWEDEN--6.4%
  2,000,000    Statens Bostads, 10.25%,
                 5/5/2000                          280,173
                                                ----------
               UNITED STATES--0.9%
     70,000    International Bank Recon and
                 Development, Sr. Unsub.,
                 7.25%, 5/27/2003                   37,668
                                                ----------
               TOTAL CORPORATE BONDS
                 (identified cost $863,344)        803,631
                                                ----------
               GOVERNMENTS/AGENCIES--74.2%
               AUSTRALIA--4.7%
    115,000    (c)Treasury Corp. of Victoria,
                 Local Gov't. Guarantee, 8.75%
                 7/9/2003                          206,730
                                                ----------
               BELGIUM--3.6%
    900,000    (d)Belgium Kingdom, 5.75%,
                 3/28/2008                         158,970
                                                ----------
               FINLAND--4.5%
  1,000,000    Finland (Govt of), 6.00%,
                 4/25/2008                         198,634
                                                ----------
               FRANCE--3.9%
  1,000,000    France O.A.T., 5.25%, 4/25/2008     171,402
                                                ----------

----------------------------------------------------------
  FOREIGN
  CURRENCY
 PAR AMOUNT                                       VALUE
OR PRINCIPAL                                     IN U.S.
   AMOUNT                                        DOLLARS
               GOVERNMENTS/AGENCIES
                 (continued)
               GERMANY, FEDERAL REPUBLIC
                 OF--14.5%
    150,000    Bundesrepublic Deutschland,
                 5.625%, 1/4/2028               $   86,129
    240,000    Deutsche Bundespost (German
                 Post Office), 7.50%,
                 12/2/2002                         150,100
    130,000    Germany Unity Fund, 8.00%,
                 1/21/2002                          81,588
    100,000    Germany, 8.00%, 7/22/2002            63,466
    410,000    Treuhandanstalt, 7.125%,
                 1/29/2003                         254,606
                                                ----------
               TOTAL                               635,889
                                                ----------
               GREECE--2.1%
 27,000,000    Hellenic Republic, 13.30%,
                 12/27/2002                         91,698
                                                ----------
               ITALY--4.9%
160,000,000    Buoni Poliennali Del Tes,
                 6.50%, 11/1/2027                  102,907
180,000,000    Buoni Poliennali Del Tes,
                 9.50%, 2/1/2001                   114,838
                                                ----------
               TOTAL                               217,745
                                                ----------
               JAPAN--1.1%
  6,100,000    Japan, 2.60%, 3/20/2018              47,324
                                                ----------
               NEW ZEALAND--1.1%
     80,000    New Zealand, Government of,
                 10.00%, 3/15/2002                  47,223
                                                ----------
               SWEDEN--1.3%
    400,000    Sweden (Kingdom of), 10.25%,
                 5/5/2000                           56,281
                                                ----------
               UNITED KINGDOM--8.9%
     57,000    United Kingdom Treasury, 7.50%,
                 12/7/2006                         103,572
    141,000    United Kingdom Treasury, 8.00%,
                 12/7/2015                         289,258
                                                ----------
               TOTAL                               392,830
                                                ----------
               UNITED STATES--23.6%
    530,000    Tennessee Valley Authority,
                 6.375%, 9/18/2006                 323,926
    220,000    Australian Government, 10.00%,
                 2/15/2006                         178,530

FTI INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

  FOREIGN
  CURRENCY
 PAR AMOUNT                                       VALUE
OR PRINCIPAL                                     IN U.S.
   AMOUNT                                        DOLLARS
----------------------------------------------------------
               GOVERNMENTS/AGENCIES
                 (continued)
               UNITED STATES (continued)
    135,000    European Investment Bank, Sr.
                 Unsub., 8.00%, 6/10/2003       $  236,695
 11,000,000    Japan-140, 6.60%, 6/20/2001          93,868
    700,000    Republic of South Africa,
                 13.00%, 8/31/2010                 126,823
     38,000    United Kingdom Treasury,
                 Foreign Gov't. Guarantee,
                 8.00%, 9/27/2013                   75,856
                                                ----------
               Total                             1,035,698
                                                ----------
               TOTAL GOVERNMENTS/AGENCIES
                 (identified cost $3,258,728)    3,260,424
                                                ----------

----------------------------------------------------------
  FOREIGN
  CURRENCY
 PAR AMOUNT                                       VALUE
OR PRINCIPAL                                     IN U.S.
   AMOUNT                                        DOLLARS
               (E)REPURCHASE AGREEMENT--3.4%
               UNITED STATES--3.4%
    151,000    J.P. Morgan & Co., Inc., 4.45%,
                 dated 5/29/1998, due 6/1/1998
                 (at amortized cost)            $  151,000
                                                ----------
               TOTAL INVESTMENTS (identified
                 cost $4,273,072)(f)            $4,215,055
                                                ==========

(a) Denominated in Italian Lira.

(b) Denominated in Spanish Peseta.

(c) Denominated in British Pound.

(d) Denominated in French Franc.

(e) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(f) The cost of investments for federal tax purposes amounts to $4,273,072. The net unrealized depreciation of investments on a federal tax basis amounts to $58,017 which is comprised of $90,069 appreciation and $148,086 depreciation at May 31, 1998.

Note: The categories of investments are shown as a percentage of net assets ($4,391,157) at May 31, 1998.

(See Notes which are an integral part of the Financial Statements)

FTI GLOBAL BOND FUND

PORTFOLIO OF INVESTMENTS
MAY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

   FOREIGN                                         VALUE
  CURRENCY                                        IN U.S.
 PAR AMOUNT                                       DOLLARS
-----------------------------------------------------------
                COLLATERALIZED MORTGAGE OBLIGATION--1.1%
                UNITED STATES--1.1%
      20,000    Residential Asset
                  Securitization Trust 1998-A2,
                  Series 1998-A2, Class A5,
                  6.75%, 4/25/2028               $   19,382
                                                 ----------
                TOTAL COLLATERALIZED MORTGAGE
                  OBLIGATION (identified cost
                  $19,763)                           19,382
                                                 ----------
                CORPORATE BONDS--3.9%
                GERMANY--1.4%
                FINANCE--1.4%
  40,000,000    (a)Bayerische Landesbank
                  Girozentrale, Unsub., 7.50%,
                  2/11/1999                          23,120
                                                 ----------
                SWEDEN--1.6%
                FINANCE--1.6%
     200,000    Statens Bostads, Bond, 10.25%,
                  5/5/2000                           28,017
                                                 ----------
                UNITED STATES--0.9%
                FINANCE--0.9%
      30,000    International Bank Recon and
                  Development, Sr. Unsub.,
                  7.25%, 5/27/2003                   16,143
                                                 ----------
                TOTAL CORPORATE BONDS
                  (identified cost $75,065)          67,280
                                                 ----------
                GOVERNMENT AGENCIES--75.6%
                AUSTRALIA--2.1%
      20,000    (b)Treasury Corp. of Victoria,
                  Local Gov't. Guarantee,
                  8.75%, 7/9/2003                    35,953
                                                 ----------
                AUSTRIA--3.8%
     800,000    Republic of Austria, Bond,
                  7.00%, 9/20/1999                   65,952
                                                 ----------
                FRANCE--3.5%
     350,000    France O.A.T., Bond, 5.25%,
                  4/25/2008                          59,991
                                                 ----------
                GERMANY--6.3%
      50,000    Bundesobligation, Bond, 5.75%,
                  8/22/2000                          28,984
      30,000    Bundesrepublic Deutschland,
                  Bond, 5.625%, 1/4/2028             17,226
      50,000    Deutsche Bundespost, Bond,
                  7.50%, 12/2/2002                   31,271

-----------------------------------------------------------
   FOREIGN                                         VALUE
  CURRENCY                                        IN U.S.
 PAR AMOUNT                                       DOLLARS
                GOVERNMENT AGENCIES (continued)
                GERMANY (continued)
      30,000    Deutschland Republic, Deb.,
                  7.125%, 12/20/2002             $   18,610
      20,000    Germany Unity Fund, Bond,
                  8.50%, 2/20/2001                   12,413
                                                 ----------
                Total                               108,504
                                                 ----------
                GREECE--1.8%
   9,000,000    Hellenic Republic, Bond,
                  13.30%, 12/27/2002                 30,566
                                                 ----------
                ITALY--3.6%
  20,000,000    Buoni Poliennali Del Tes, Bond,
                  6.50%, 11/1/2027                   12,863
  30,000,000    Buoni Poliennali Del Tes, Bond,
                  6.25%, 3/1/2002                    17,972
  50,000,000    Buoni Poliennali Del Tes, Bond,
                  9.50%, 2/1/2001                    31,900
                                                 ----------
                Total                                62,735
                                                 ----------
                JAPAN--4.5%
   9,000,000    Japan-140, 6.60%, 6/20/2001          76,801
                                                 ----------
                NEW ZEALAND--1.0%
      30,000    New Zealand, Government of,
                  Bond, 10.00%, 3/15/2002            17,708
                                                 ----------
                SOUTH AFRICA--2.1%
     200,000    Republic of South Africa, Bond,
                  13.00%, 8/31/2010                  36,235
                                                 ----------
                SUPRANATIONAL--1.0%
      10,000    (b)European Investment Bank,
                  Sr. Unsub., 8.00%, 6/10/2003       17,533
                                                 ----------
                SWEDEN--0.8%
     100,000    Sweden (Kingdom of), 10.25%,
                  5/5/2000                           14,070
                                                 ----------
                UNITED KINGDOM--8.2%
      36,000    United Kingdom Treasury, Bond,
                  7.50%, 12/7/2006                   65,414
      37,000    United Kingdom Treasury, Bond,
                  8.00%, 12/7/2015                   75,880
                                                 ----------
                Total                               141,294
                                                 ----------
                UNITED STATES--36.9%
      30,000    Government National Mortgage
                  Association, Pool TBA, 7.00%,
                  12/1/2099                          30,459
      95,000    (c)Tennessee Valley Authority,
                  Bond, 6.375%, 9/18/2006            58,062

FTI GLOBAL BOND FUND
--------------------------------------------------------------------------------

                                                   VALUE
  PRINCIPAL                                       IN U.S.
   AMOUNT                                         DOLLARS
-----------------------------------------------------------
                GOVERNMENT AGENCIES (continued)
                UNITED STATES (continued)
      50,000    United States Treasury Bond,
                  6.25%, 8/15/2023               $   52,313
      20,000    United States Treasury Bond,
                  6.375%, 8/15/2027                  21,450
      18,000    United States Treasury Bond,
                  6.625%, 2/15/2027                  19,856
      35,000    United States Treasury Bond,
                  8.125%, 8/15/2019                  44,319
      75,000    United States Treasury Note,
                  5.50%, 2/28/2003                   74,766
      20,000    United States Treasury Note,
                  5.625%, 11/30/2000                 20,038
      10,000    United States Treasury Note,
                  6.25%, 6/30/2002                   10,234
      35,000    United States Treasury Note,
                  6.375%, 8/15/2002                  36,006
     105,000    United States Treasury Note,
                  6.50%, 10/15/2006                 110,709

-----------------------------------------------------------
                                                   VALUE
  PRINCIPAL                                       IN U.S.
   AMOUNT                                         DOLLARS
                GOVERNMENT AGENCIES (continued)
                UNITED STATES (continued)
      40,000    United States Treasury Note,
                  6.875%, 3/31/2000              $   40,925
     107,000    United States Treasury Note,
                  7.00%, 7/15/2006                  116,140
                                                 ----------
                Total                               635,277
                                                 ----------
                TOTAL GOVERNMENT AGENCIES
                  (identified cost $1,275,903)    1,302,619
                                                 ----------
                (D)REPURCHASE AGREEMENT--17.1%
     295,000    J.P. Morgan & Co., Inc., 4.45%,
                  dated 5/29/1998, due 6/1/1998
                  (at amortized cost)               295,000
                                                 ----------
                TOTAL INVESTMENTS
                  (identified cost
                  $1,665,731)(e)                 $1,684,281
                                                 ==========

(a) Denominated in Italian Lira.

(b) Denominated in British Pound.

(c) Denominated in Deutsche Mark.

(d) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(e) The cost of investments for federal tax purposes amounts to $1,665,731. The net unrealized appreciation of investments on a federal tax basis amounts to $18,550 which is comprised of $39,394 appreciation and $20,844 depreciation at May 31, 1998.

Note: The categories of investments are shown as a percentage of net assets
      ($1,721,996) at May 31, 1998.

The following acronym is used throughout this portfolio:

TBA -- To Be Announced

(See Notes which are an integral part of the Financial Statements)

FTI FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                           SMALL CAPITALIZATION    INTERNATIONAL   INTERNATIONAL     GLOBAL
                                                EQUITY FUND         EQUITY FUND      BOND FUND      BOND FUND
--------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in repurchase agreements           $  1,069,000        $  2,941,000     $   151,000    $   295,000
Investments in securities                        44,161,273          61,898,699       4,064,055      1,389,281
                                               ------------        ------------     -----------    -----------
  Total investments, at value                    45,230,273          64,839,699       4,215,055      1,684,281
Income receivable                                     9,109             198,740         120,845         37,823
Cash                                                    693                 675           3,660             --
Cash denominated in foreign currencies
  (at identified cost $85,805)                           --              85,454              --             --
Net receivable for foreign currency
  exchange contracts sold                                --             148,051          25,681             --
Receivable for investments sold                   1,610,153                  --          32,155          5,466
Prepaid expenses                                         --                  --              --          3,156
Deferred organizational costs                        27,640              27,636          27,640         30,997
                                               ------------        ------------     -----------    -----------
  Total assets                                   46,877,868          65,300,255       4,425,036      1,761,723
                                               ------------        ------------     -----------    -----------
LIABILITIES:
Payable for investments purchased              $    439,361        $     17,835     $     7,922    $    32,160
Payable for taxes withheld                               --               7,241           1,270            355
Payable to Bank                                          --                  --              --          7,212
Accrued expenses                                     93,864             143,773          24,687             --
                                               ------------        ------------     -----------    -----------
  Total liabilities                                 533,225             168,849          33,879         39,727
                                               ------------        ------------     -----------    -----------
Net Assets                                     $ 46,344,643        $ 65,131,406     $ 4,391,157    $ 1,721,996
                                               ------------        ------------     -----------    -----------
NET ASSETS CONSIST OF:
Paid in capital                                $ 40,001,192        $ 49,694,319     $ 4,368,221    $ 1,674,521
Net unrealized appreciation
  (depreciation) of investments and
  translation of assets and liabilities
  in foreign currency                             6,840,274          14,228,731         (33,179)        21,876
Accumulated net realized gain (loss) on
  investments and foreign currency
  transactions                                        4,449           1,120,265         (48,668)          (482)
Undistributed net investment income/net
  operating loss                                   (501,272)             88,091         104,783         26,081
                                               ------------        ------------     -----------    -----------
    Total Net Assets                           $ 46,344,643        $ 65,131,406     $ 4,391,157    $ 1,721,996
                                               ------------        ------------     -----------    -----------
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PROCEEDS PER SHARE                        $14.47            $15.46           $9.61          $9.96
                                               ------------        ------------     -----------    -----------
Shares Outstanding                                3,202,778           4,212,630         456,727        172,921
                                               ------------        ------------     -----------    -----------
Investments, at identified cost                $ 38,389,999        $ 50,756,812     $ 4,273,072    $ 1,665,731
                                               ------------        ------------     -----------    -----------
Investments, at tax cost                       $ 38,389,999        $ 50,756,812     $ 4,273,072    $ 1,665,731
                                               ------------        ------------     -----------    -----------

(See Notes which are an integral part of the Financial Statements)

FTI FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MAY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

                                          SMALL CAPITALIZATION    INTERNATIONAL    INTERNATIONAL      GLOBAL
                                               EQUITY FUND         EQUITY FUND       BOND FUND      BOND FUND
--------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends                                      $    59,726         $   534,434(a)    $     --       $      --
Interest                                            41,264              69,015        201,462(b)       49,378(c)
                                               -----------         -----------       --------       ---------
  Total income                                     100,990             603,449        201,462          49,378
EXPENSES:
Investment advisory fee                            229,977             268,396         21,390           5,343
Administrative personnel and services
  fee                                               37,397              39,460         37,397          37,397
Custodian fees                                       9,872              33,830          4,572           2,078
Transfer and dividend disbursing agent
  fees and expenses                                  9,332               9,067          8,433           6,686
Directors'/Trustees' fees                            4,337               5,018          1,180             298
Auditing fees                                       10,824              10,879         11,118          10,828
Legal fees                                           2,670               2,290          2,415           1,992
Portfolio accounting fees                           23,925              27,720         25,902          27,315
Share registration costs                             6,970              10,336          4,438           5,236
Printing and postage                                 3,260               5,991          3,829           4,237
Insurance premiums                                   1,299               1,375          1,322           1,239
Miscellaneous                                        5,105               5,207          4,447           5,532
                                               -----------         -----------       --------       ---------
  Total expenses                                   344,968             419,569        126,443         108,181
Reimbursements--
Reimbursement of other operating
  expenses                                              --                  --        (89,775)       (104,371)
                                               -----------         -----------       --------       ---------
  Total Reimbursements                                  --                  --        (89,775)       (104,371)
                                               -----------         -----------       --------       ---------
Net expenses                                       344,968             419,569         36,668           3,810
                                               -----------         -----------       --------       ---------
Net investment income (operating loss)            (243,978)            183,880        164,794          45,568
                                               -----------         -----------       --------       ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY:
Net realized gain (loss) on investments
  and foreign currency transactions               (214,148)          2,351,650        (48,338)         (1,343)
Net change in unrealized appreciation of
  investments and translation of assets
  and liabilities on foreign currency            1,911,741          10,184,985         76,630          11,519
                                               -----------         -----------       --------       ---------
Net realized and unrealized gain on
  investments and foreign currency               1,697,593          12,536,635         28,292          10,176
                                               -----------         -----------       --------       ---------
Change in net assets resulting from
  operations                                   $ 1,453,615         $12,720,515       $193,086       $  55,744
                                               ===========         ===========       ========       =========

(a) Net of foreign taxes withheld of $60,393.

(b) Net of foreign taxes withheld of $210.

(c) Net of foreign taxes withheld of $265.

(See Notes which are an integral part of the Financial Statements)

                      (This page intentionally left blank)

FTI FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             SMALL CAPITALIZATION
                                                 EQUITY FUND               INTERNATIONAL EQUITY FUND
                                        ------------------------------   -----------------------------
                                          SIX MONTHS                      SIX MONTHS
                                            ENDED         YEAR ENDED         ENDED        YEAR ENDED
                                         MAY 31, 1998    NOVEMBER 30,    MAY 31, 1998    NOVEMBER 30,
                                         (UNAUDITED)         1997         (UNAUDITED)        1997
------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income/(operating loss)   $   (243,978)    $  (257,294)   $    183,880     $    41,061
Net realized gain (loss) on
  investments and foreign currency
  transactions                               (214,148)      1,470,695       2,351,650        (837,237)
Net change in unrealized appreciation/
  depreciation of investments and
  translation of assets and
  liabilities in foreign currency           1,911,741       3,593,716      10,184,985       3,517,440
                                         ------------     -----------    ------------     -----------
  Change in net assets resulting from
    operations                              1,453,615       4,807,117      12,720,515       2,721,264
                                         ------------     -----------    ------------     -----------
DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment
  income                                           --              --        (275,022)       (302,675)
Return of capital distributions                    --              --              --              --
Distributions from net realized gains
  on investments and foreign currency
  transactions                             (1,026,646)             --              --              --
                                         ------------     -----------    ------------     -----------
  Change in net assets resulting from
    distributions to shareholders          (1,026,646)             --        (275,022)       (302,675)
                                         ------------     -----------    ------------     -----------
SHARE TRANSACTIONS:
Proceeds from sale of shares               10,485,455      22,194,894      13,157,548      29,812,212
Net asset value of shares issued to
  shareholders in payment of
  distributions declared                      356,395              --          77,701         130,938
Cost of shares redeemed                    (5,429,878)     (5,813,874)     (1,418,837)     (3,557,689)
                                         ------------     -----------    ------------     -----------
  Change in net assets from share
    transactions                            5,411,972      16,381,020      11,816,412      26,385,461
                                         ------------     -----------    ------------     -----------
    Change in net assets                    5,838,941      21,188,137      24,261,905      28,804,050
NET ASSETS:
Beginning of period                        40,505,702      19,317,565      40,869,501      12,065,451
                                         ------------     -----------    ------------     -----------
End of period                            $ 46,344,643     $40,505,702    $ 65,131,406     $40,869,501
                                         ============     ===========    ============     ===========
Undistributed net investment income
  included in net assets at the end of
  period                                 $         --     $        --    $     88,091     $   179,233
                                         ============     ===========    ============     ===========
Net gain (loss) as computed for
  federal tax purposes                   $   (214,148)    $ 1,480,440    $  2,351,650     $ 1,111,192
                                         ============     ===========    ============     ===========

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------

   INTERNATIONAL BOND FUND             GLOBAL BOND FUND
------------------------------   -----------------------------
  SIX MONTHS                      SIX MONTHS
    ENDED         YEAR ENDED         ENDED        YEAR ENDED
 MAY 31, 1998    NOVEMBER 30,    MAY 31, 1998    NOVEMBER 30,
 (UNAUDITED)         1997         (UNAUDITED)        1997
  ------------------------------------------------------------
  $  164,794      $  365,186      $   45,568      $   82,808
     (48,338)       (356,351)         (1,343)        (77,578)
      76,630        (247,489)         11,519          (9,566)
  ----------      ----------      ----------      ----------
     193,086        (238,654)         55,744          (4,336)
  ----------      ----------      ----------      ----------
          --         (84,162)         (7,571)        (44,222)
          --        (148,955)             --         (34,838)
          --              --              --          (3,639)
  ----------      ----------      ----------      ----------
          --        (233,117)         (7,571)        (82,699)
  ----------      ----------      ----------      ----------
       1,036       4,413,775         500,535         400,500
          --          25,804           4,586          40,772
  (3,184,378)     (1,788,288)       (233,411)        (10,000)
  ----------      ----------      ----------      ----------
  (3,183,342)      2,651,291         271,710         431,272
  ----------      ----------      ----------      ----------
  (2,990,256)      2,179,520         319,883         344,237
   7,381,413       5,201,893       1,402,113       1,057,876
  ----------      ----------      ----------      ----------
  $4,391,157      $7,381,413      $1,721,996      $1,402,113
  ==========      ==========      ==========      ==========
  $  104,783      $       --      $   26,081      $  (11,916)
  ==========      ==========      ==========      ==========
  $  (48,338)     $   17,857      $   (1,343)     $      861
  ==========      ==========      ==========      ==========

FTI FUNDS
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                      NET REALIZED
                                           NET       AND UNREALIZED
                            NET ASSET   INVESTMENT   GAIN/(LOSS) ON                 DISTRIBUTIONS
                             VALUE,      INCOME/      INVESTMENTS     TOTAL FROM      FROM NET        RETURN OF
        YEAR ENDED          BEGINNING   (OPERATING    AND FOREIGN     INVESTMENT     INVESTMENT        CAPITAL
       NOVEMBER 30,         OF PERIOD     LOSS)         CURRENCY      OPERATIONS       INCOME       DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------
SMALL CAPITALIZATION EQUITY FUND
1996(a)                      $10.00       (0.04)          2.12            2.08             --              --
1997                         $12.08       (0.09)          2.38            2.29             --              --
1998(f)                      $14.37       (0.07)          0.52            0.45             --              --
INTERNATIONAL EQUITY FUND
1996(a)                      $10.00        0.01(b)        0.99            1.00          (0.01)             --
1997                         $10.99        0.02           1.39            1.41          (0.20)             --
1998(f)                      $12.20        0.05           3.29            3.34          (0.08)             --
INTERNATIONAL BOND FUND
1996(a)                      $10.00        0.47(b)       (0.10)           0.37          (0.17)             --
1997                         $10.20        0.50          (1.04)          (0.54)         (0.13)          (0.23)
1998(f)                      $ 9.30        0.31             --            0.31             --              --
GLOBAL BOND FUND
1996(a)                      $10.00        0.37           0.13            0.50          (0.08)             --
1997                         $10.42        0.62          (0.66)          (0.04)         (0.39)          (0.30)
1998(f)                      $ 9.65        0.28           0.08            0.36          (0.05)             --

                              DISTRIBUTIONS
                            FROM NET REALIZED
                                GAINS ON
                               INVESTMENTS
                               AND FOREIGN
        YEAR ENDED              CURRENCY
       NOVEMBER 30,           TRANSACTIONS
SMALL CAPITALIZATION EQUIT
1996(a)                              --
1997                                 --
1998(f)                           (0.35)
INTERNATIONAL EQUITY FUND
1996(a)                              --
1997                                 --
1998(f)                              --
INTERNATIONAL BOND FUND
1996(a)                              --
1997                                 --
1998(f)                              --
GLOBAL BOND FUND
1996(a)                              --
1997                              (0.04)
1998(f)                              --

 *  Computed on an annualized basis.
(a) Reflects operations for the period from December 22, 1995 (start of performance) to November 30, 1996.

(b) Per share information is based on average shares outstanding.

(c) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(d) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(e) Represents total commissions paid on portfolio securities divided by total portfolio shares purchased or sold on which commissions were charged.

(f) For the six months ended May 31, 1998 (unaudited).

(See Notes which are an integral part of the Financial Statements)

--------------------------------------------------------------------------------

                                                RATIOS TO AVERAGE NET ASSETS
                                            -------------------------------------
                NET ASSET                                              EXPENSE
                 VALUE,                                   NET          WAIVER/       NET ASSETS,         AVERAGE
    TOTAL        END OF     TOTAL RETURN               INVESTMENT   REIMBURSEMENT   END OF PERIOD       COMMISSION       PORTFOLIO
DISTRIBUTIONS    PERIOD          (C)        EXPENSES     INCOME          (D)        (000 OMITTED)     RATE PAID (E)      TURNOVER
   ------------------------------------------------------------------------------------------------------------------------------
       --        $12.08         20.80%        1.50%*     (0.68%)*        1.51%*        $19,318           $0.0334            94%
       --        $14.37         18.96%        1.50%      (0.89%)         0.24%         $40,505           $0.0620           111%
    (0.35)       $14.47          3.30%        1.50%*     (1.06%)*          --          $46,345           $0.0548            56%
    (0.01)       $10.99         10.04%        1.68%*      0.05%*         3.05%*        $12,065           $0.0365            29%
    (0.20)       $12.20         13.01%        1.60%       0.13%          0.13%         $40,869           $0.0363            55%
    (0.08)       $15.46         27.55%        1.56%*      0.69%*           --          $65,131           $0.0489            24%
    (0.17)       $10.20          3.75%        1.20%*      5.46%*         4.63%*        $ 5,201                --           190%
    (0.36)       $ 9.30         (5.43%)       1.20%       5.44%          2.35%         $ 7,381                --           184%
       --        $ 9.61          3.33%        1.20%*      5.42%*         2.95%*        $ 4,391                --            63%
    (0.08)       $10.42          5.02%        0.95%*      5.83%*        26.94%*        $ 1,058                --           287%
    (0.73)       $ 9.65         (0.42%)       0.50%       6.12%         14.24%         $ 1,402                --           176%
    (0.05)       $ 9.96          3.77%        0.50%*      5.97%*        13.67%*        $ 1,722                --            64%

FTI FUNDS
NOTES TO FINANCIAL STATEMENTS
MAY 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------

(1) ORGANIZATION

FTI Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. The Trust consists of four diversified portfolios (individually referred to as the "Fund", or collectively as the "Funds") which are presented herein:

                  PORTFOLIO NAME                           INVESTMENT OBJECTIVE
                  --------------                           --------------------
FTI Small Capitalization Equity Fund ("Small        To provide growth of principal.
  Capitalization Equity Fund")
FTI International Equity Fund ("International       To provide growth of principal.
  Equity Fund")
FTI International Bond Fund ("International Bond    To provide total return.
  Fund")
FTI Global Bond Fund ("Global Bond Fund")           To provide total return.

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--U.S. government securities, listed corporate bonds, other fixed income and asset-backed securities, unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. With respect to foreign securities, trading in foreign cities may be completed at times which vary from the closing of the New York Stock Exchange. Therefore, foreign securities are valued at the latest closing price on the exchange on which they are traded prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. Dollars at the foreign exchange rate in effect at noon, eastern time, on the day the value of the foreign security is determined.

     REPURCHASE AGREEMENTS--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the

FTI FUNDS
--------------------------------------------------------------------------------

     custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded after the ex-dividend date based upon when the Fund is reasonably able to obtain information.

     FEDERAL TAXES--It is the Funds' policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provisions for federal tax are necessary.

     Withholding taxes on foreign interest and dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

     At November 30, 1997, International Equity Fund, for federal tax purposes, had a capital loss carryforward, as noted below, which will reduce the International Equity Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the International Equity Fund of any liability for federal tax.

                                    EXPIRING IN    EXPIRING IN        TOTAL TAX
                FUND                   2004           2005        LOSS CARRYFORWARD
                ----                -----------    -----------    -----------------
    International Equity Fund        $119,531      $1,111,907        $1,231,438

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     FOREIGN EXCHANGE CONTRACTS--The Funds may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Funds' securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of

FTI FUNDS
--------------------------------------------------------------------------------

     counter-parts to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

     At May 31, 1998, the Funds had outstanding foreign currency commitments as set forth below:

                           INTERNATIONAL EQUITY FUND

                                                                                     UNREALIZED
                              CURRENCY UNITS TO        IN EXCHANGE    CONTRACTS     APPRECIATION
     SETTLEMENT DATE           DELIVER/RECEIVE             FOR         AT VALUE    (DEPRECIATION)
    ------------------         ---------------         ------------   ----------   ---------------
     CONTRACTS SOLD:
         7/14/98        1,092,922 Swiss Franc           $  733,505    $  741,373      $  (7,868)
         6/23/98        3,192,783 Deutsche Mark          1,796,524     1,791,974          4,550
         6/23/98        6,840,520 French Franc           1,148,008     1,144,940          3,068
         7/13/98        403,103,000 Japanese Yen         3,053,811     2,929,415        124,396
         7/15/98        437,496,000 Japanese Yen         3,200,000     3,180,328         19,672
         6/23/98        2,373,828 Netherlands Guilder    1,186,321     1,182,088          4,233
                                                                                      ---------
                    Net Unrealized Appreciation on
                       Foreign Exchange Contracts                                     $ 148,051
                                                                                      =========

FTI FUNDS
--------------------------------------------------------------------------------

                            INTERNATIONAL BOND FUND

                                                                                     UNREALIZED
                              CURRENCY UNITS TO        IN EXCHANGE    CONTRACTS     APPRECIATION
     SETTLEMENT DATE           DELIVER/RECEIVE             FOR         AT VALUE    (DEPRECIATION)
    ------------------         ---------------         ------------   ----------   ---------------
                  CONTRACTS PURCHASED:
         6/22/98        3,352,000 Austrian Schilling    $  271,404    $  267,348      $  (4,056)
         6/22/98        416,000 Canadian Dollar            289,754       285,678         (4,076)
         6/22/98        384,000 Deutsche Mark              216,205       215,511           (694)
         7/30/98        635,000 Finnish Markka             117,331       117,476            145
         7/20/98        1,032,571,000 Italian Lira         588,443       587,631           (812)
         7/13/98        90,000 Pound Sterling              147,996       146,678         (1,318)
         6/26/98        688,000 South African Rand         134,579       132,233         (2,346)
         6/17/98        27,918,000 Spanish Peseta          180,679       184,332          3,653
         7/14/98        246,000 Swedish Krona               32,411        31,433           (978)

     CONTRACTS SOLD:
         6/22/98        3,352,000 Austrian Schilling    $  268,332    $  267,348      $     984
         6/18/98        278,000 Australian Dollar          187,998       174,157         13,841
         7/30/98        1,509,000 Finnish Markka           281,038       279,171          1,867
         6/22/98        1,894,000 French Franc             318,106       316,992          1,114
         6/22/98        27,900,000 Greek Drachma            90,438        91,157           (719)
         7/20/98        700,680,000 Italian Lira           400,000       398,753          1,247
         7/13/98        40,094,000 Japanese Yen            304,612       291,370         13,242
         6/26/98        688,000 South African Rand         135,652       132,233          3,419
         7/14/98        338,000 Swedish Krona               44,357        43,189          1,168
                                                                                      ---------
                      Net Unrealized Appreciation
                     on Foreign Exchange Contracts                                    $  25,681
                                                                                      =========

FTI FUNDS
--------------------------------------------------------------------------------

                                GLOBAL BOND FUND

                                                                                     UNREALIZED
                              CURRENCY UNITS TO        IN EXCHANGE    CONTRACTS     APPRECIATION
     SETTLEMENT DATE           DELIVER/RECEIVE             FOR         AT VALUE    (DEPRECIATION)
    ------------------         ---------------         ------------   ----------   ---------------
                  CONTRACTS PURCHASED:
         6/22/98        113,000 Canadian Dollar         $   78,707    $   77,600      $  (1,107)
         6/22/98        253,000 Deutsche Mark              143,077       141,990         (1,087)
         6/22/98        54,000 Deutsche Mark                30,395        30,306            (89)
         6/17/98        5,275,000 Spanish Peseta            34,139        34,829            690
         7/29/98        6,000,000 Spanish Peseta            39,675        39,677              2
         7/30/98        220,000 Finnish Markka              40,620        40,701             81
         7/13/98        24,000 Pound Sterling               39,379        39,114           (265)
         7/20/98        63,387,000 Italian Lira             36,123        36,073            (50)
         7/14/98        2,000 Swedish Krona                    262           256             (6)
         7/14/98        31,000 Swedish Krona                 4,084         3,961           (123)
         6/26/98        98,000 South African Rand           19,154        18,836           (318)
         6/26/98        99,000 South African Rand           19,381        19,027           (354)

     CONTRACTS SOLD:
         6/22/98        830,000 Austrian Schilling      $   66,443    $   66,199      $     244
         6/22/98        88,000 Deutsche Mark                49,558        49,388            170
         6/22/98        354,000 French Franc                59,456        59,248            208
         7/13/98        47,000 Pound Sterling               77,878        76,599          1,279
         6/22/98        9,300,000 Greek Drachma             30,146        30,386           (240)
         7/13/98        10,375,000 Japanese Yen             78,824        75,397          3,427
         6/26/98        197,000 South African Rand          38,851        37,863            988
                                                                                      ---------
                    Net Unrealized Appreciation on
                      Foreign Exchange Contracts                                      $   3,450
                                                                                      =========

     FOREIGN CURRENCY TRANSLATION--The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

FTI FUNDS
--------------------------------------------------------------------------------

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                          SMALL CAPITALIZATION
                                               EQUITY FUND            INTERNATIONAL EQUITY FUND
                                       ---------------------------   ---------------------------
                                       SIX MONTHS                    SIX MONTHS
                                          ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                         MAY 31,     NOVEMBER 30,      MAY 31,     NOVEMBER 30,
                                          1998           1997           1998           1997
-------------------------------------  -----------   -------------   -----------   -------------
Shares sold                              715,374       1,708,722        955,948      2,541,714
-------------------------------------
Shares issued to shareholders in
payment of distributions declared         26,577         --               6,416         11,515
-------------------------------------
Shares redeemed                         (356,982)       (489,606)       (99,522)      (301,180)
-------------------------------------  ----------    ------------     ---------    ------------
  Net change resulting from share
  transactions                           384,969       1,219,116        862,842      2,252,049
-------------------------------------  ----------    ------------     ---------    ------------

FTI FUNDS
--------------------------------------------------------------------------------

                                         INTERNATIONAL BOND FUND          GLOBAL BOND FUND
                                       ---------------------------   ---------------------------
                                       SIX MONTHS                    SIX MONTHS
                                          ENDED       YEAR ENDED        ENDED       YEAR ENDED
                                         MAY 31,     NOVEMBER 30,      MAY 31,     NOVEMBER 30,
                                          1998           1997           1998           1997
-------------------------------------  -----------   -------------   -----------   -------------
Shares sold                                  110         471,526         50,531         40,588
-------------------------------------
Shares issued to shareholders in
payment of distributions declared         --               2,628            474          4,198
-------------------------------------
Shares redeemed                         (336,805)       (190,941)       (23,394)          (966)
-------------------------------------  ----------     ----------       --------       --------
  Net change resulting from share
  transactions                          (336,695)        283,213         27,611         43,820
-------------------------------------  ----------     ----------       --------       --------

(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Fiduciary International, Inc., the Funds' investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to the percentage of the Funds' average daily net assets as follows:

                               INVESTMENT ADVISORY
                            FUND                                 FEE PERCENTAGE
------------------------------------------------------------  --------------------
Small Capitalization Equity Fund                                     1.00%
------------------------------------------------------------
International Equity Fund                                            1.00%
------------------------------------------------------------
International Bond Fund                                              0.70%
------------------------------------------------------------
Global Bond Fund                                                     0.70%
------------------------------------------------------------

The Adviser may voluntarily choose reimburse certain operating expenses of the Funds. The Adviser can modify or terminate this reimbursement at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Administrative Services ("FAS") provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate net assets of the Trust for the period.

DISTRIBUTION SERVICES FEE--The Funds have adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will compensate Edgewood Services, Inc., the principal distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund's shares. The Plan provides that each Fund may incur distribution expenses up to 0.75% of average daily net assets, annually, to compensate Edgewood Services, Inc. For the period ended May 31, 1998, the Funds did not incur a distribution services fee.

FTI FUNDS
--------------------------------------------------------------------------------

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Fiduciary International, Inc. ("FII"), the Funds will pay FII up to 0.25% of average daily net assets of the Funds for the period. The fee paid to FII is used to finance certain services for shareholders and to maintain shareholder accounts. For the period ended May 31, 1998, the Funds did not incur a shareholder services fee.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--Federated Services Company ("FServ"), through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Funds. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Funds' accounting records for which it receives a fee. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

CUSTODIAN FEES--Fiduciary Trust Company International is the Funds' custodian. The fee is based on the level of each Fund's average daily net assets for the period, plus out-of-pocket expenses.

ORGANIZATIONAL EXPENSES--Organizational expenses were borne initially by FAS. The Funds have reimbursed FAS for these expenses. These expenses have been deferred and are being amortized over the five year period following each Fund's effective date.

                                     INITIAL
                                 ORGANIZATIONAL
                           FUND                                   EXPENSES
-----------------------------------------------------------    ---------------
Small Capitalization Equity Fund                                   $34,076
-----------------------------------------------------------
International Equity Fund                                          $34,072
-----------------------------------------------------------
International Bond Fund                                            $34,077
-----------------------------------------------------------
Global Bond Fund                                                   $38,216
-----------------------------------------------------------

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended May 31, 1998, were as follows:

                          FUND                              PURCHASES        SALES
---------------------------------------------------------  -----------    -----------
Small Capitalization Equity Fund                           $30,470,465    $24,975,825
---------------------------------------------------------
International Equity Fund                                  $22,254,013    $12,107,708
---------------------------------------------------------
International Bond Fund                                    $ 3,391,012    $ 5,474,102
---------------------------------------------------------
Global Bond Fund                                           $   875,493    $   908,856
---------------------------------------------------------

FTI FUNDS
--------------------------------------------------------------------------------

(6) CONCENTRATION OF CREDIT RISK

CONCENTRATION OF CREDIT RISK--International Equity Fund, International Bond Fund, and Global Bond Fund invest in securities of non-U.S. issuers. Although these Funds maintain diversified investment portfolios, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

At May 31, 1998, the diversification of industries for International Equity Fund was as follows:

                             % OF                                                        % OF
       INDUSTRY           NET ASSETS                         INDUSTRY                 NET ASSETS
       --------           ----------                         --------                 ----------
Apparel & Textiles            3.3%              Gas Exploration                          1.1%
Automobiles                   1.8%              Household Appliances & Furnishings       5.9%
Banks                        17.4%              Industrial Machinery                     3.6%
Building Construction         0.5%              Insurance                                2.1%
Business Services             2.7%              Leisure Time                             4.8%
Chemicals                     1.2%              Miscellaneous                            6.5%
Conglomerates                 9.4%              Other Utilities                          0.6%
Construction Materials        2.2%              Petroleum Services                       1.2%
Drugs and Healthcare          6.3%              Photography                              2.1%
Electric Utilities            2.1%              Real Estate                              0.7%
Electrical Equipment          1.0%              Retail Trade                             1.2%
Electronics                   3.4%              Steel                                    0.9%
Financial Services            2.5%              Telecommunications Services              3.8%
Food & Beverages              2.9%              Telephone                                3.7%

(7) YEAR 2000

Similar to other financial organizations, the Funds could be adversely affected if the computer systems used by the Funds' service providers do not properly process and calculate date-related information and data from and after January 1, 2000. The Funds' Adviser and administrator are taking measures that they believe are reasonably designed to address the Year 2000 issue with respect to computer systems that they use and to obtain reasonable assurances that comparable steps are being taken by each of the Funds' other service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Funds.

TRUSTEES                                                 OFFICERS
------------------------------------------------------------------------------------------------------
Peter A. Aron                                            Edward C. Gonzales
Nancy L. Close                                           Chairman, President and Treasurer
Edward C. Gonzales                                       Jeffrey W. Sterling
James C. Goodfellow                                      Vice President and Assistant Treasurer
Burton J. Greenwald                                      Jay S. Neuman
                                                         Secretary
                                                         Timothy S. Johnson
                                                         Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a Fund's prospectus which contains facts concerning its objective and policies, management fees, expenses, and other information.